Exhibit 10.12(d)

AMENDMENT NO. 1 TO COMMITMENT LETTER

This AMENDMENT NO. #1 TO COMMITMENT LETTER (the “Amendment”) is made and entered into as of June 28, 2005 by and between Countrywide Warehouse Lending (“Lender”) and Aames Capital Corporation, Aames Funding Corporation, Aames Investment Corporation, Aames Financial Corporation (collectively “Borrower”). This Amendment amends that certain Commitment Letter by and between Lender and Borrower dated as of March 25, 2005 (the “Commitment Letter”), which supplements that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of June 26, 2003 (as may be amended from time to time, the “Credit Agreement”).

RECITALS

Lender and Borrower have previously entered into the Commitment Letter and Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Commitment Letter shall be amended as provided herein.

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

1.	Financial Ratios. Lender and Borrower agree that the Financial Ratios of the Commitment Letter listed below shall amended as follows, all other existing Financial Ratios of the Commitment Letter shall remain unchanged:

“
Net Income (as defined by GAAP):	Positive when combining any two
consecutive quarters with
measurement commencing on
September 30, 2005
”

2.	No Other Amendments; Conflicts with Previous Amendments. Other than as expressly modified and amended herein, the Commitment Letter shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Commitment Letter and Credit Agreement. To the extent any amendments to the Commitment Letter contained herein conflict with any previous amendments to the Commitment Letter, the amendments contained herein shall control.

3.	Capitalized Terms. Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

4.	Facsimiles: Facsimile signatures shall be deemed valid and binding to the same extent as the original.

IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		AAMES CAPITAL CORPORATION

By:		By:
	Signature		Signature

Name:		Name:

Title:		Title:

AAMES FUNDING CORPORATION

By:
Signature

Name:

Title:

AAMES INVESTMENT CORPORATION

By:
Signature

Name:

Title:

AAMES FINANCIAL CORPORATION

By:
Signature

Name:

Title: